UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018 (February 8, 2018)

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 8, 2018, Miragen Therapeutics, Inc. ( “Miragen”) issued a press release announcing the pricing of its previously announced public offering (the “Offering”) of 7,000,000 shares of its common stock, par value $0.01 per share, which amount does not include additional shares that may be offered pursuant to an option granted to the underwriters of the Offering. A copy of the press release announcing the pricing of the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Miragen whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On February 8, 2018, Miragen entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Evercore Group L.L.C. and Deutsche Bank Securities Inc., as representatives (the “Representatives”) of the several underwriters (collectively with the Representatives, the “Underwriters”), relating to the Offering. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase 7,000,000 shares of common stock from Miragen at a price of $5.50 per share, which will result in approximately $35.8 million of net proceeds to Miragen after deducting underwriting commissions and discounts and other estimated offering expenses payable by Miragen. The Offering is expected to close on or about February 13, 2018, subject to customary closing conditions. The shares of common stock will be listed on The Nasdaq Capital Market. In, addition, pursuant to the terms of the Underwriting Agreement, Miragen granted the Underwriters a 30-day option to purchase up to an additional 1,050,000 shares of common stock. All of the shares in the Offering are being sold by Miragen.

The Offering is being made pursuant to a prospectus supplement and accompanying prospectus forming part of a shelf registration statement on Form S-3 (Registration No. 333-217084), previously filed with and declared effective by the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by Miragen, customary conditions to closing, indemnification obligations of Miragen and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding Miragen’s strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management or the expected features of or potential indications for Miragen’s product candidates are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation: that Miragen has incurred losses since its inception, and anticipates that it will continue to incur significant losses for the foreseeable future; future financing activities may cause Miragen to restrict its operations or require it to relinquish rights; Miragen may fail to demonstrate safety and efficacy of its product candidates; Miragen’s product candidates are unproven and may never lead to marketable products; Miragen’s product candidates are based on a relatively novel technology, which makes it difficult to predict the time and cost of development and of subsequently obtaining regulatory approval, if at all; Miragen’s product candidates may cause undesirable side effects or have other properties that could delay or prevent the regulatory approval; and the results of Miragen’s clinical trials to date are not sufficient to show safety and efficacy of Miragen’s product candidates and may not be indicative of future clinical trial results.

Miragen has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in Miragen’s Annual Report on Form 10-K and subsequent periodic reports filed with the SEC. Moreover, Miragen operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for its management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Miragen undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 8, 2018, by and among Miragen Therapeutics, Inc. and Jefferies LLC, Evercore Group L.L.C. and Deutsche Bank Securities Inc.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (contained in Exhibit 5.1).

99.1	Press release, dated February 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: February 9, 2018	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer